UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_________

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): September 25, 2018
J. C. PENNEY COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-15274	26-0037077
(State or other jurisdiction of incorporation )	(Commission File No.)	(IRS Employer Identification No.)
6501 Legacy Drive Plano, Texas	75024-3698
(Address of principal executive offices)	(Zip code)
Registrant's telephone number, including area code:  (972) 431-1000
 Not Applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company	□

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
□

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 25, 2018, Jeffrey Davis informed J. C. Penney Company, Inc. (the “Company”) that he is resigning from his position as Executive Vice President and Chief Financial Officer of the Company to pursue another opportunity. Mr. Davis’ resignation as Executive Vice President and Chief Financial Officer is effective October 1, 2018.

(c) On September 27, 2018, the Board of Directors of the Company elected Jerry Murray as the Company’s interim Chief Financial Officer, effective October 1, 2018. Mr. Murray, 49, has served as the Company’s Senior Vice President, Finance since 2016. Prior to joining the Company, he served as Senior Vice President and Chief Financial Officer of Valassis Communications, Inc. (a multimedia marketing firm) from 2014 to 2015. He also served as Vice President and Divisional Chief Financial Officer of the Logistics division for Wal-Mart Stores, Inc. from 2011 to 2013, as well as Senior Director Finance and Strategy, Hardlines Division (2010-2011), Senior Director Operations Finance, West Division (2008-2010) and Senior Director Finance and Strategy, Entertainment Division (2006-2008). In addition, Mr. Murray served as director of Global Financial Planning and Analysis for a division of Honeywell International from 2005 to 2006. Prior to that, Mr. Murray spent eleven years at General Motors Corporation in roles of increasing responsibility.

In connection with his election as interim Chief Financial Officer, Mr. Murray will receive an annual base salary of $400,000, a stipend of $15,000 per month during the period that he serves as interim Chief Financial Officer, target annual incentive award opportunity of 50% of base salary plus any stipend earnings, and a target annual equity award having a value of $300,000.

A copy of the press release announcing these management changes is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit 99.1	J. C. Penney Company, Inc. News Release issued September 27, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By:	/s/ Brynn Evanson
Brynn Evanson
Executive Vice President, Human Resources

Date:  September 27, 2018